UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2022

Cano Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39289	98-1524224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9725 NW 117th Avenue, Suite #200, Miami, FL

(Address of principal executive offices)

33178

(Zip Code)

(855) 226-6633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	CANO	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	CANO/WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Employment Agreements with Named Executive Officers

Employment Agreement with Mark Novell

On March 15, 2022, Cano Health, Inc. (the “Company,” “we” or “our”) entered into an Employment Agreement with Mark Novell, the Company’s Chief Accounting Officer (the “Novell Employment Agreement”). The initial term of the Novell Employment Agreement ends on March 15, 2025 unless earlier terminated and will automatically extend for successive one-year terms unless we or Mr. Novell deliver a written non-renewal notice no later than 90 days prior to the expiration of the initial or renewal term.

Under the terms of the Novell Employment Agreement, Mr. Novell will receive an annual base salary of $245,000, subject to potential merit increases (but not decreases) each year. The Novell Employment Agreement also provides for a target annual bonus in the amount of at least 25% of base salary. The amount of the actual bonuses will be determined by our board of directors or compensation committee. Subject to approval by our board of directors, Mr. Novell shall also be eligible to receive an annual equity award with target value of $196,000. Mr. Novell is also eligible to participate in our employee benefit plans generally in effect from time to time.

In the event of a termination of Mr. Novell’s employment by us without “cause” (as defined in the Novell Employment Agreement, including due to our delivery of a non-renewal notice) or by his resignation for “good reason” (as defined in the Novell Employment Agreement), subject to Mr. Novell’s execution and non-revocation of a separation agreement containing, among other things, a release of claims in favor of us and our affiliates, Mr. Novell will be entitled to receive (i) base salary continuation for twelve months following his termination date (ignoring any reduction that constitutes good reason), (ii) any earned but unpaid incentive compensation with respect to the completed year prior to the year in which the termination occurs; (iii) a pro-rated portion of his target bonus for the year in which his termination occurs (ignoring any reduction that constitutes good reason), and (iv) subject to Mr. Novell’s election to receive continued health benefits under COBRA and copayment of premium amounts at the active employees’ rate, payment of remaining premiums for participation in our health benefit plans until the earliest of (A) twelve months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Novell’s COBRA health continuation period.

In addition, in lieu of the payments and benefits described above, in the event that Mr. Novell’s employment is terminated by us without “cause” (including due to our delivery of a non-renewal notice), or by him for “good reason,” in each case, within twelve months following a “sale event” as defined in our 2021 Stock Option and Incentive Plan and subject to Mr. Novell’s execution and non-revocation of a separation agreement containing, among other things, a release of claims in favor of us and our affiliates, Mr. Novell will be entitled to receive (i) an amount in cash equal to two-times the sum of (x) Mr. Novell’s then current base salary (ignoring any reduction that constitutes good reason) and (y) the average annual incentive compensation paid to Mr. Novell in each of the two completed years prior to the year of his date of termination (provided that if incentive compensation has not been paid to Mr. Novell for each of the prior two years, the amount shall be his target bonus for the current year) (ignoring any reduction that constitutes good reason); (ii) a pro-rated portion of his target bonus for the year in which his termination occurs (ignoring any reduction that constitutes good reason); (iii) any earned but unpaid incentive compensation with respect to the completed year prior to the year in which the termination occurs; (iv) full acceleration of vesting of all outstanding equity awards (with any performance-based vesting criteria deemed satisfied based on actual performance as of such termination), and (v) subject to Mr. Novell’s election to receive continued health benefits under COBRA and copayment of premium amounts at the active employees’ rate, payment of remaining premiums for participation in our health benefit plans until the earliest of (A) twelve months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Novell’s COBRA health continuation period.

The cash severance payable to Mr. Novell upon a termination of employment is generally payable over the twelve months following the date of termination, subject to potential six-month delay if required by Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

The summary and the foregoing description of the employment agreement with Mr. Novell does not purport to be complete and is qualified in its entirety by reference to the text of the employment agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Employment Agreement with David Armstrong

On March 15, 2022, we also entered into a new Employment Agreement with David Armstrong, the Company’s Chief Compliance Officer, General Counsel and Corporate Secretary (the “Armstrong Employment Agreement”). The initial term of the Armstrong Employment Agreement ends on March 15, 2025 unless earlier terminated and will automatically extend for successive one-year terms unless we or Mr. Armstrong deliver a written non-renewal notice no later than 90 days prior to the expiration of the initial or renewal term.

Under the terms of the Armstrong Employment Agreement, Mr. Armstrong will receive an annual base salary of $235,000, subject to potential merit increases (but not decreases) each year. The Armstrong Employment Agreement also provides for a target annual bonus in the amount of at least 30% of base salary. The amount of the actual bonuses will be determined by our board of directors or compensation committee. Subject to approval by our board of directors, Mr. Armstrong shall also be eligible to receive an annual equity award with target value of $543,000. Mr. Armstrong is also eligible to participate in our employee benefit plans generally in effect from time to time.

In the event of a termination of Mr. Armstrong’s employment by us without “cause” (as defined in the Armstrong Employment Agreement, including due to our delivery of a non-renewal notice) or by his resignation for “good reason” (as defined in the Armstrong Employment Agreement), subject to Mr. Armstrong’s execution and non-revocation of a separation agreement containing, among other things, a release of claims in favor of us and our affiliates, Mr. Armstrong will be entitled to receive (i) base salary continuation for twelve months following his termination date (ignoring any reduction that constitutes good reason), (ii) any earned but unpaid incentive compensation with respect to the completed year prior to the year in which the termination occurs; (iii) a pro-rated portion of his target bonus for the year in which his termination occurs (ignoring any reduction that constitutes good reason), and (iv) subject to Mr. Armstrong’s election to receive continued health benefits under COBRA and copayment of premium amounts at the active employees’ rate, payment of remaining premiums for participation in our health benefit plans until the earliest of (A) twelve months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Armstrong’s COBRA health continuation period.

In addition, in lieu of the payments and benefits described above, in the event that Mr. Armstrong’s employment is terminated by us without “cause” (including due to our delivery of a non-renewal notice), or by him for “good reason,” in each case, within twelve months following a “sale event” as defined in our 2021 Stock Option and Incentive Plan and subject to Mr. Armstrong’s execution and non-revocation of a separation agreement containing, among other things, a release of claims in favor of us and our affiliates, Mr. Armstrong will be entitled to receive (i) an amount in cash equal to two-times the sum of (x) Mr. Armstrong’s then current base salary (ignoring any reduction that constitutes good reason) and (y) the average annual incentive compensation paid to Mr. Armstrong in each of the two completed years prior to the year of his date of termination (provided that if incentive compensation has not been paid to Mr. Armstrong for each of the prior two years, the amount shall be his target bonus for the current year) (ignoring any reduction that constitutes good reason); (ii) a pro-rated portion of his target bonus for the year in which his termination occurs (ignoring any reduction that constitutes good reason); (iii) any earned but unpaid incentive compensation with respect to the completed year prior to the year in which the termination occurs; (iv) full acceleration of vesting of all outstanding equity awards (with any performance-based vesting criteria deemed satisfied based on actual performance as of such termination), and (v) subject to Mr. Armstrong’s election to receive continued health benefits under COBRA and copayment of premium amounts at the active employees’ rate, payment of remaining premiums for participation in our health benefit plans until the earliest of (A) twelve months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Armstrong’s COBRA health continuation period.

The cash severance payable to Mr. Armstrong upon a termination of employment is generally payable over the twelve months following the date of termination, subject to potential six-month delay if required by Section 409A of the Code.

The summary and the foregoing description of the employment agreement with Mr. Armstrong does not purport to be complete and is qualified in its entirety by reference to the text of the employment agreement, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Employment Agreement among Cano Health, LLC, Cano Health, Inc. and Mark Novell.

10.2	Employment Agreement among Cano Health, LLC, Cano Health, Inc. and David Armstrong.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO HEALTH, INC.

By:	/s/ Dr. Marlow Hernandez
Name:	Dr. Marlow Hernandez
Title:	Chief Executive Officer

Date: March 21, 2022